EXHIBIT 24



                            INDIANA GAS COMPANY, INC.

                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA GAS COMPANY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements and related prospectus for the registration of one or more new series of the Company's Debt Securities in the aggregate principal amount of not to exceed $95,000,000, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of October, 1997.

                                                 /s/ Paul T. Baker
                                                 -------------------------------

STATE OF INDIANA                            )
                                            )        SS:
COUNTY OF  Marion                           )



     SUBSCRIBED AND SWORN to before me, a notary public, by said Paul T. Baker who did personally appear and execute the above and foregoing Limited Power of Attorney on October 30, 1997. Witness my hand and Notarial Seal this 30th day of October, 1997.


                                       /s/Mary Ellen Mires-Canada, Notary Public
                                       -----------------------------------------
My Commission Expires:                             (printed)
      9/14/98
----------------------

County of Residence:
      Marion
----------------------

                              [NOTARY PUBLIC SEAL]

                            INDIANA GAS COMPANY, INC.

                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA GAS COMPANY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements and related prospectus for the registration of one or more new series of the Company's Debt Securities in the aggregate principal amount of not to exceed $95,000,000, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of October, 1997.

                                                 /s/ Neil C. Ellerbrook
                                                 -------------------------------

STATE OF INDIANA                            )
                                            )        SS:
COUNTY OF  Marion                           )



     SUBSCRIBED AND SWORN to before me, a notary public, by said Neil C. Ellerbrook who did personally appear and execute the above and foregoing Limited Power of Attorney on October 30, 1997. Witness my hand and Notarial Seal this 30th day of October, 1997.


                                       /s/Mary Ellen Mires-Canada, Notary Public
                                       -----------------------------------------
My Commission Expires:                             (printed)
      9/14/98
----------------------

County of Residence:
      Marion
----------------------

                              [NOTARY PUBLIC SEAL]

                            INDIANA GAS COMPANY, INC.

                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA GAS COMPANY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements and related prospectus for the registration of one or more new series of the Company's Debt Securities in the aggregate principal amount of not to exceed $95,000,000, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of October, 1997.

                                                 /s/ Loren K. Evans
                                                 -------------------------------

STATE OF INDIANA                            )
                                            )        SS:
COUNTY OF  Marion                           )



     SUBSCRIBED AND SWORN to before me, a notary public, by said Loren K. Evans who did personally appear and execute the above and foregoing Limited Power of Attorney on October 30, 1997. Witness my hand and Notarial Seal this 30th day of October, 1997.


                                       /s/Mary Ellen Mires-Canada, Notary Public
                                       -----------------------------------------
My Commission Expires:                             (printed)
      9/14/98
----------------------

County of Residence:
      Marion
----------------------

                              [NOTARY PUBLIC SEAL]

                            INDIANA GAS COMPANY, INC.

                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA GAS COMPANY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements and related prospectus for the registration of one or more new series of the Company's Debt Securities in the aggregate principal amount of not to exceed $95,000,000, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of October, 1997.

                                                 /s/ Lawrence A. Ferger
                                                 -------------------------------

STATE OF INDIANA                            )
                                            )        SS:
COUNTY OF  Marion                           )



     SUBSCRIBED AND SWORN to before me, a notary public, by said Lawrence A. Ferger who did personally appear and execute the above and foregoing Limited Power of Attorney on October 30, 1997. Witness my hand and Notarial Seal this 30th day of October, 1997.


                                       /s/Mary Ellen Mires-Canada, Notary Public
                                       -----------------------------------------
My Commission Expires:                             (printed)
      9/14/98
----------------------

County of Residence:
      Marion
----------------------

                              [NOTARY PUBLIC SEAL]

                            INDIANA GAS COMPANY, INC.

                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA GAS COMPANY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements and related prospectus for the registration of one or more new series of the Company's Debt Securities in the aggregate principal amount of not to exceed $95,000,000, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of October, 1997.

                                                 /s/ Otto N. Frenzel
                                                 -------------------------------

STATE OF INDIANA                            )
                                            )        SS:
COUNTY OF  Marion                           )



     SUBSCRIBED AND SWORN to before me, a notary public, by said Otto N. Frenzel who did personally appear and execute the above and foregoing Limited Power of Attorney on October 30, 1997. Witness my hand and Notarial Seal this 30th day of October, 1997.


                                       /s/Mary Ellen Mires-Canada, Notary Public
                                       -----------------------------------------
My Commission Expires:                             (printed)
      9/14/98
----------------------

County of Residence:
      Marion
----------------------

                              [NOTARY PUBLIC SEAL]

                            INDIANA GAS COMPANY, INC.

                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA GAS COMPANY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements and related prospectus for the registration of one or more new series of the Company's Debt Securities in the aggregate principal amount of not to exceed $95,000,000, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of October, 1997.

                                                 /s/ John E. Worthen
                                                 -------------------------------

STATE OF INDIANA                            )
                                            )        SS:
COUNTY OF  Marion                           )



     SUBSCRIBED AND SWORN to before me, a notary public, by said John E. Worthen who did personally appear and execute the above and foregoing Limited Power of Attorney on October 30, 1997. Witness my hand and Notarial Seal this 30th day of October, 1997.


                                       /s/Mary Ellen Mires-Canada, Notary Public
                                       -----------------------------------------
My Commission Expires:                             (printed)
      9/14/98
----------------------

County of Residence:
      Marion
----------------------

                              [NOTARY PUBLIC SEAL]